SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ________________________

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                            ________________________


       Date of Report (date of earliest event reported): January 14, 2000

                            ________________________


                                  I-STORM, INC.
                    (Formerly Digital Power Holding Company)

             (Exact name of registrant as specified in its charter)

                            ________________________



           NEVADA                       2-93477-D                 87-0410127
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)


                       2440 WEST EL CAMINO REAL, SUITE 520
                         MOUNTAIN VIEW, CALIFORNIA 94040
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (650) 962-5420




                            ________________________


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ITEM 5.  OTHER EVENTS

I-STORM, INC. AND COMPUTER ASSOCIATES INTERNATIONAL, INC. ANNOUNCE STRATEGIC ALLIANCE IN ENTERPRISE SYSTEM MANAGEMENT AND ONLINE STOREFRONT OPERATIONS

         I-Storm, Inc. ("I-Storm" or the "Company") and Computer Associates International, Inc. ("CA") have announced a strategic alliance designed to leverage the strengths of I-Storm's e-commerce solution expertise and CA's Global Professional Services Group to finance, build, and operate eBusiness storefronts for major corporations and consumer brands.

         Under the terms of the transaction, CA has made an equity investment in I-Storm, and CA will also provide I-Storm with enterprise software development and systems integration services. I-Storm and CA will assemble a joint business development team focused on deploying eBusiness solutions in the business-to-consumer and business-to-business spaces. CA will also acquire one of five seats on I-Storm's Board of Directors.

         In accordance with the I-Storm Series D Stock Purchase Agreement, CA has initially purchased 40,817 newly issued shares of I-Storm Series D Cumulative Convertible Preferred Stock ("Series D Preferred Stock") at a price of $12.25 per share for a cash investment of $500,000. CA, an accredited investor, made the purchase pursuant to the provisions of Regulation D of the Securities and Exchange. The Series D Preferred Stock is subject to certain demand and piggy-back registration rights as set forth in the I-Storm Series D Preferred Stock Registration Rights Agreement.

         The Series D Preferred Stock is entitled to receive a quarterly dividend of $0.28 (9% per annum) on February 15, May 15, August 15 and November 15, of each year, payable in cash, or at the option of the Company, in Series D Preferred Stock of the Company, when and as declared by the Board of Directors. The right of the Series D Preferred Stock to payment of either cash or Series D Preferred stock dividends is subordinate to the right to cash or stock dividend payments of the Series A Preferred Stock, and then to the Series B Preferred Stock; and is PARI PASSU with the right of the Series C Preferred Stock to cash or stock dividend payments. The Series D Preferred Stock is convertible into shares of the Company's Common Stock: (i) at the option of the holder, any time after the purchase closing date, (ii) and by the Company four years after the purchase closing date, into such number of shares of the Company's Common Stock as shall equal $12.25 divided by the lower of (i) $3.50, or (ii) the closing bid price for any five consecutive trading days during the period commencing eleven months after the purchase closing and ending one month thereafter (the "Conversion Price"), however, in no event shall the Conversion Price be reduced below $2.80. The Conversion Price is also subject to further adjustment to prevent dilution.

         CA also has the option to make up to three additional purchases of Series D Preferred Stock in $500,000 increments, upon I-Storm's and CA's mutual approval of three e-commerce partnership agreements. CA's total proposed investment in I-Storm is a maximum of 163,268 shares of Series D Preferred Stock for an aggregate purchase price of $2,000,000.

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         I-Storm and CA have also entered into a Professional Services Agreement for CA to provide a minimum of $800,000 of professional services during the period commencing August 1, 1999 through December 31, 2001, and a License Agreement to provide CA software products during the same time period. CA has also agreed to provide I-Storm with a business development fund to be used for marketing expenditures for a joint partnership program by CA and I-Storm. Terms of this fund are being negotiated.

         I-Storm is filing herewith a press release issued by the Company regarding the foregoing transaction as Exhibit 99.1 which is incorporated herein by reference.

AMENDMENT OF CERTIFICATES OF DESIGNATION OF PREFERRED STOCK

         On January 14, 2000, the Board of Directors, subject to any necessary shareholder approval, approved by unanimous consent in lieu of a special meeting, (i) the designation of a new class of Series D Preferred Stock in connection with the I-Storm Series D Preferred Stock Purchase Agreement between I-Storm and CA; (ii) the amendment of the Certificate of Designation of Series C Preferred Stock to reflect that the Company may convert the Series C Preferred Stock into Common Stock only after four years from the Series C purchase closing instead of after one year from the purchase closing; and (iii) the amendment of the Certificates of Designation of the I-Storm Series A, B and C Preferred Stock, to clarify the favorable antidilution rights of each such class, in order of preference, in the event of the declaration of cash dividends upon the Company's Common Stock. Holders of Series A, B and C Preferred Stock would, upon the declaration of a cash dividend to common stock holders, be entitled to receive a prior cash dividend based upon the number of I-Storm Common Stock shares each such holder would have received, if such holder had converted its Preferred Stock into Common Stock prior to the declaration of such a cash dividend. The amendment does not otherwise alter the dividend preference rights of either the Series A, B, C or D Preferred Stock. In order of preference, the Company's dividends shall be paid, only in accordance and in compliance with relevant provisions of all of the Company's Certificates of Designation, first to the Series A Preferred Stock, then to the Series B Preferred Stock, and then to the Series C and Series D Preferred Stock on a PARI PASSU basis.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

EXHIBIT NO.       DESCRIPTION
-----------       -----------

    3.(i)         I-STORM CERTIFICATE OF DESIGNATION OF SERIES D PREFERRED STOCK

    10.1          FORM OF I-STORM SERIES D PREFERRED STOCK PURCHASE AGREEMENT

    10.2          FORM OF I-STORM SERIES D PREFERRED STOCK REGISTRATION RIGHTS
                  AGREEMENT

    10.3          FORM OF I-STORM-CA LICENSE AGREEMENT

    10.4          FORM OF I-STORM-CA PROFESSIONAL SERVICE AGREEMENT

    10.5          FORM OF I-STORM-CA PROFESSIONAL SERVICE AGREEMENT ADDENDUM

    99.1          PRESS RELEASE

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, I-Storm has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  I-STORM, INC.



Date:  January 19, 2000                     By: /S/ Calbert Lai
                                                --------------------------------
                                                 Calbert Lai,
                                                 President


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